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                                  EXHIBIT 10.1

                                   GTSI CORP.

                        1996 STOCK OPTION PLAN AMENDMENT

The Board amends Section 6 of the GTSI 1996 Stock Option Plan as follows:

      (1) Amend the second line of the first sentence of the first paragraph by adding the words: "to increase" before the words "the number of Shares".

      (2) Amend the second paragraph by changing "15,000 Shares" (in each occurrence) to "10,000 Shares".

The Board authorizes the Company to take the necessary action to implement the above resolution.

As approved on March 31, 2002:

/S/ LEE JOHNSON                         /S/ STEVEN KELMAN
-----------------------------------     ----------------------------------------
Lee Johnson                             Dr. Steven Kelman


/S/ JAMES J. LETO                       /S/ LAWRENCE SCHOENBERG
-----------------------------------     ----------------------------------------
James J. Leto                           Lawrence J. Schoenberg


/S/ JOHN M. TOUPS                       /S/ DAN YOUNG
-----------------------------------     ----------------------------------------
John M. Toups                           Daniel R. Young

/S/ DENDY YOUNG
-----------------------------------
M. Dendy Young


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